ABERDEEN FUNDS Aberdeen Asia Bond Institutional Fund

Supplement to the Aberdeen Funds Asia Bond Institutional Fund Prospectus dated April 22, 2009

The following replaces the portfolio manager information under the title “Portfolio Management” located in Section 3-Fund Management:

Anthony Michael, Head of Fixed Income — Asia
Anthony Michael is responsible for the management and investment performance of Aberdeen’s non-Japan Asia fixed income and capital market products as well as a member of interest rate team. Mr. Michael joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management’s Fixed Income and Equity businesses. Mr. Michael held the position of director/senior portfolio manager with Deutsche in Sydney for five years, responsible for the development and implementation of fixed income and foreign exchange strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Mr. Michael worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group. Mr. Michael has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Scott Bennett, Head of Asian Credit
Scott Bennett is head of Asian credit on the Asian fixed income desk. Mr. Bennett joined Aberdeen in 2008 from ABN AMRO Bank where, from 2005 to 2007, he was a Director and a trader of fixed income instruments. Previously, from 2000 to 2005, Mr. Bennett worked for Citigroup as a Director in the Fixed Income Credit Department. Prior to that, he worked for Schroders in Bangkok (1996 - 1998) and New York City (1998 - 2000) as an associate in the investment banking department and as an associate in the Fixed Income Research Department, respectively. Mr. Bennett graduated with Bachelor Degree in Economics from the Johns Hopkins University and obtained a diploma in International Studies from the Paul H. Nitze School of Advanced International Studies in Bologna, Italy.

Kenneth Akintewe, Portfolio Manager
Kenneth Akintewe is a portfolio manager on the Asia Pacific fixed income desk. Mr. Akintewe joined Aberdeen in 2002, working first on the global equities desk in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency, interest rate and foreign exchange strategy. Mr. Akintewe has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Adam McCabe, Portfolio Manager
Adam McCabe is a portfolio manager on the Asian Fixed Income team based in Singapore. He is responsible for the development and implementation of currency and interest rate strategies in the Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of part of Credit Suisse’s Asset Management business. During Mr. McCabe’s tenure at Credit Suisse (2001 to 2009), he held various positions. Mr. McCabe was responsible for macroeconomic analysis, interest rate and currency strategies for Credit Suisse’s Asian Fixed Income portfolios, which he has managed continuously since their inception in December 2003. He was a member of the Credit Suisse’s Global Currency and Emerging Currency Strategy Groups and the Australian and Asian currency groups. From mid-2006, Mr. McCabe was assigned to Woori Credit Suisse Asset Management, South Korea as the Head of Fixed Income where he was responsible for fixed income and money market portfolio management, investment strategy and processes. Prior to 2006, Mr. McCabe was based in Australia as an investment manager and macroeconomic strategist on the Australian Fixed Income team where he was responsible for duration and currency strategies. Mr. McCabe is a graduate of the University of Sydney with a Bachelor of Economics (First Class Hons) and the University Medal. He was valedictorian in the inaugural graduating class of the Credit Suisse Chinese University of Hong Kong Professional Diploma in Global Finance in 2009.

Yueh Ee-Leen, Assistant Portfolio Manager
Yueh Ee-Leen is an assistant portfolio manager on Asia Pacific fixed income team desk located in Singapore. She joined Aberdeen in 2006 as a trader on the Asian fixed income desk, responsible for foreign exchange and fixed income trade execution. Ms. Yueh joined Aberdeen from Prudential Asset Management where as a central trader from 2005-2006, she focused on the execution of Asian dollar bonds, local currency bonds, money market instruments and derivatives such as futures and swaps. Previously from 2000-2005, she worked for Sumitomo Mitsui Banking Corporation in the international treasury department, where she dealt in the inter-bank cash and foreign exchange markets. She was also responsible for asset/liability management, cashflow management and profit/loss analysis for the team. Ms. Yueh graduated with a BBA (Merit) degree in Business Administration from the National University of Singapore.

THIS SUPPLEMENT IS DATED MAY 6, 2009

Please keep this supplement for future reference.